SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 23, 2003


                        Integrated Security Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 1-11900                  75-2422983
      ---------------     ------------------------     -------------------
      (State or other     (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                  Identification No.)
      incorporation)


       8200 Springwood Drive, Suite 230, Irving, TX             75063
       --------------------------------------------           ----------
         (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code    (972) 444-8280



         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

In exchange for an aggregate of $200,000 cash investment received on April 24, 2003, Integrated Security Systems, Inc. issued a promissory note to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth Investment Trust PLC on April 23, 2003. Each of the two promissory notes is in the original principal amount of $100,000 and has an annual interest rate of 8%. The promissory notes, plus interest, are due on April 23, 2004. Interest is payable in monthly installments on the first day of each month. The promissory notes are attached as exhibits to this Current Report on Form 8-K.

As a part of this transaction, on April 23, 2003, Integrated Security Systems, Inc. issued a stock purchase warrant to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth Investment Trust PLC. Each of the two stock purchase warrants entitles the Renaissance entities to purchase from the Company 500,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share. The stock purchase warrants are attached as exhibits to this Current Report on Form 8-K.

In exchange for an aggregate of $100,000 cash investment received on April 25, 2003, Integrated Security Systems, Inc. issued a promissory note to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414 on April 23, 2003. The promissory note is in the original principal amount of $100,000 and has an annual interest rate of 8%. The promissory note, plus interest, is due on April 23, 2004. Interest is payable in monthly installments on the first day of each month. The promissory note is attached as an exhibit to this Current Report on Form 8-K.

As a part of this transaction, on April 23, 2003 Integrated Security Systems, Inc. issued a stock purchase warrant to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414. The stock purchase warrant entitles the HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414 to purchase from the Company 500,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share. The stock purchase warrant is attached as an exhibit to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

         4.1 Promissory Note, dated April 23, 2003, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $100,000.

         4.2 Stock Purchase Warrant, dated April 23, 2003, issued to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.

         4.3 Promissory Note, dated April 23, 2003, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $100,000.

         4.4 Stock Purchase Warrant, dated April 23, 2003, issued to Frost National Bank FBO Renaissance US Growth Investment Trust PLC.

         4.5 Promissory Note, dated April 23, 2003, payable to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414 in the amount of $100,000.

         4.6 Stock Purchase Warrant, dated April 23, 2003, issued to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Integrated Security Systems, Inc.
                                           ---------------------------------
                                           (Registrant)



 May 12, 2003                              /s/ C. A. RUNDELL, JR.
 ------------                              -----------------------------------
 (Date)                                    C. A. Rundell, Jr.
                                           Director, Chairman of the Board and
                                           Chief Executive Officer (Principal
                                           Executive and Financial Officer)

                                  Exhibit Index

 Exhibit
 Number           Description
 ------------     --------------------------------------------------------------


 4.1 Promissory Note, dated April 23, 2003, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $100,000.

 4.2 Stock Purchase Warrant, dated April 23, 2003, issued to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.

 4.3 Promissory Note, dated April 23, 2003, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $100,000.

 4.4 Stock Purchase Warrant, dated April 23, 2003, issued to Frost National Bank FBO Renaissance US Growth Investment Trust PLC.

 4.5 Promissory Note, dated April 23, 2003, payable to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414 in the amount of $100,000.

 4.6 Stock Purchase Warrant, dated April 23, 2003, issued to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414.